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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 20, 2010




                                SPIRE CORPORATION
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             (Exact name of registrant as specified in its charter)


        Massachusetts                0-12742                    04-2457335
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(State or Other Jurisdiction       (Commission                (IRS Employer
      of Incorporation)            File Number)             Identification No.)


One Patriots Park, Bedford, Massachusetts                      01730-2396
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(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (781) 275-6000


                                 Not Applicable
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                         (Former name or former address,
                         if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     As previously disclosed in Form 10-K/A filed on November 20, 2009, Spire Corporation ("Spire" or "the Company") entered into a Solicitation/Contract/ Order for Commercial Items ("Cell Materials Contract") on November 28, 2008 to provide Federal Prison Industries, Inc., otherwise known as UNICOR ("UNICOR") a twenty-two (22) month supply of multicrystalline solar cells for $53.94 million in the aggregate. Delivery commenced in the first quarter of 2009 with approximately 30% of the contract value being delivered in 2009 and 70% being delivered in 2010.

     On January 20, 2010, UNICOR delivered to Spire an executed amendment of Solicitation/Modification of Contract MOD04 to the Cell Materials Contract, with an effective date of January 8, 2010. The price for 2010 was changed with a corresponding increase in the quantity delivered such that the value of the contract remained unchanged and that no further negotiations would be held for 2010 pricing. The monthly delivery schedule of 2010 was modified whereby approximately 12% of the 2010 volume is to be delivered over the first six months of 2010 with the remaining 88% to be delivered over the second six months of 2010. Minimum cell efficiency for cells delivered in 2010 was increased.

CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

     This Current Report on Form 8-K may contain forward-looking statements within the meaning of the federal securities laws. These statements reflect the Company's current views with respect to future events and are based on its management's current assumptions and information currently available. Actual results may differ materially due to numerous factors including, without limitation, the ability of the Spire to satisfy the conditions under its contract with UNICOR; risks associated with market and economic conditions; the risks and uncertainties described in the Company's annual report on Form 10-K/A for the year ended December 31, 2008; and other factors identified from time to time in the Company's periodic filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statements contained herein.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SPIRE CORPORATION



Date: January 26, 2010                 By: /s/ Christian Dufrense
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                                           Christian Dufresne
                                           Chief Financial Officer and Treasurer